UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2008 (April 17, 2008)

RURBAN FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

(419) 783-8950
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The 25th Annual Meeting of Shareholders (the “Annual Meeting”) of Rurban Financial Corp. (the “Company”) was held on April 17, 2008. At the Annual Meeting, the shareholders of the Company approved the Rurban Financial Corp. 2008 Stock Incentive Plan (the “2008 Plan”). Upon the recommendation of its Compensation Committee, the Board of Directors of the Company had adopted the 2008 Plan on January 16, 2008, subject to approval by the shareholders of the Company.

The 2008 Plan authorizes the grant or award of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights and Restricted Stock to employees, directors and advisory board members of the Company and its subsidiaries. Subject to certain adjustments set forth in the 2008 Plan, a maximum of 250,000 common shares of the Company will be authorized for issuance to participants pursuant to awards under the 2008 Plan.

A description of the material terms of the 2008 Plan was included under the heading “PROPOSAL NO. 2 - APPROVAL OF RURBAN FINANCIAL CORP. 2008 STOCK INCENTIVE PLAN” in the Company’s definitive proxy statement for the Annual Meeting, as filed with the Securities and Exchange Commission on February 25, 2008, and is incorporated herein by reference. A copy of the 2008 Plan is filed as Exhibit 10 to this Current Report on Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

On April 18, 2008, the Company hosted a conference call and webcast to discuss its financial results for the first quarter ended March 31, 2008. A copy of the transcript for the conference call and webcast is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as otherwise stated in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting, the Company’s shareholders failed to adopt a proposed amendment to Section 2.01 of the Company’s Amended and Restated Regulations which would have removed the 70-year age limit with respect to a person’s election or re-election as a director of the Company. As a result, John Fahl was not eligible to stand for re-election as a director of the Company at the Annual Meeting and the number of directors of the Company was reduced from eleven to ten in accordance with Section 2.01 of the Regulations. The reduction in the size of the Company’s Board of Directors, which was contingent upon the failure of the shareholders to adopt the proposed amendment to Section 2.01 of the Company’s Amended and Restated Regulations, was described under the heading “ELECTION OF DIRECTORS” in the Company’s definitive proxy statement for the Annual Meeting, as filed with the Securities and Exchange Commission on February 25, 2008.

Item 7.01. Regulation FD Disclosure.

At the Annual Meeting on April 17, 2008, the Company provided an overview of the results for the first fiscal quarter ended March 31, 2008, discussed trends in the Company’s performance and stock price and issued guidance regarding strategies for the 2008 fiscal year. A copy of the materials presented at the Annual Meeting is furnished as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.2 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, except as otherwise stated in such filing.

Item 8.01. Other Events.

At the Annual Meeting, the Company’s shareholders failed to adopt a proposed amendment to Section 2.01 of the Company’s Amended and Restated Regulations which would have removed the 70-year age limit with respect to a person’s election or re-election as a director of the Company.

At the Annual Meeting, each of the following directors was re-elected by the shareholders of the Company to serve for a three-year term expiring in 2011: John R. Compo; Robert A. Fawcett, Jr.; and Rita A. Kissner.

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits

Exhibit No.	Description
10	Rurban Financial Corp. 2008 Stock Incentive Plan
99.1	Transcript of conference call and webcast conducted on April 18, 2008
99.2	Materials presented at the 25th Annual Meeting of Shareholders held on April 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.

Dated: April 22, 2008
By:  /s/ Duane L. Sinn

Duane L. Sinn
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated April 22, 2008

Rurban Financial Corp.

Exhibit No.	Description
10	Rurban Financial Corp. 2008 Stock Incentive Plan
99.1	Transcript of conference call and webcast conducted on April 18, 2008
99.2	Materials presented at the 25th Annual Meeting of Shareholders held on April 17, 2008